UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 27, 2009
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
     Pursuant to privately-negotiated agreements dated August 7, 2009, August 11, 2009, August 24, 2009 and August 27, 2009, Coeur d’Alene Mines Corporation (the “Company”) agreed to exchange $11.88 million aggregate principal amount of its 1.25% Convertible Senior Notes due 2024 for 784,466 shares (the “Shares”) of its common stock, par value $0.01. The Company issued 232,000 shares on August 17, 145,280 shares on August 19, 136,000 shares on August 27 and 271,186 shares on September 1, 2009. The Company issued the Shares pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: September 1, 2009	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

3